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                                                                    EXHIBIT 23.2




                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2000, except for Note 15, which is dated February 10, 2000, relating to the consolidated financial statements of webMethods, Inc., which appear in the Registration Statement on Form S-1 (file no. 333-91309) as amended, dated February 10, 2000.




                                        /s/ PricewaterhouseCoopers LLP





McLean, Virginia
February 11, 2000